UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2009

ACCURIDE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32483	61-1109077
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7140 Office Circle, Evansville, IN	47715
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 962-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Section 7.01.  Regulation FD Disclosure

Accuride Corporation and its domestic subsidiaries (collectively, the “Debtors”) filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the District of Delaware on October 8, 2009.  In connection therewith, on December 11, 2009, the Debtors filed the First Amended Joint Plan of Reorganization of the Debtors (the “Plan”) and a related amended Disclosure Statement (the “Disclosure Statement”) with the bankruptcy court.  The Plan and Disclosure Statement amended versions of the Plan and Disclosure Statement previously filed with the bankruptcy court on November 18, 2009.

The Debtors recommend that its stakeholders refer to the limitations and qualifications included in the Plan and Disclosure Statement, as applicable, with respect to the information contained therein. Information contained in the Plan and Disclosure Statement is subject to change, whether as a result of amendments to the Plan, actions of third parties or otherwise.

Bankruptcy law does not permit solicitation of acceptances of the Plan until the bankruptcy court approves the Disclosure Statement.  Accordingly, this announcement is not intended to be, nor should it be, construed as a solicitation for a vote on the Plan. The Plan will become effective only if it receives the requisite stakeholder approval and is confirmed by the bankruptcy court.

A copy of the Plan is publicly available and may be accessed free of charge at: http://accurideinfo.com/pdflib/351_13449.pdf, and copies of certain exhibits to the Plan are publicly available and may be accessed free of charge at http://accurideinfo.com/pdflib/354_13449.pdf.  A copy of the Disclosure Statement is publicly available and may be accessed free of charge at http://accurideinfo.com/pdflib/352_13449.pdf.  Copies of black lines of the amended Plan and Disclosure Statement showing changes from the versions filed on November 18, 2009 are publicly available and may be accessed free of charge at http://accurideinfo.com/pdflib/353_13449.pdf.  The information set forth on the foregoing website shall not be deemed to be incorporated by reference into this Form 8-K, and registration statements or other documents filed with the U.S. Securities and Exchange Commission shall not incorporate any information set forth on the website or in this Form 8-K by reference, except as otherwise expressly stated in such filing.  The furnishing of the information in this Item 7.01 will not be deemed an admission (i) as to the materiality or completeness of any information in this Form 8-K that is required to be disclosed solely by Regulation FD, or (ii) that investors should consider this information before making an investment decision with respect to the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURIDE CORPORATION

Date:	December 14, 2009	/s/ Stephen A. Martin.
Stephen A. Martin
Vice President / General Counsel